Exhibit 10.8
EXECUTION VERSION

AMENDMENT NO. 2 TO
REGISTRATION RIGHTS AGREEMENT
This Amendment No. 2 (this “Amendment”) to the Registration Rights Agreement (as defined below) dated as of October 10, 2017, by and among Contura Energy, Inc., a Delaware corporation (the “Company”) and the holders of Common Stock of the Company set forth on the signature pages hereto (the “Required Parties”).
WHEREAS, the Company and certain holders of Common Stock of the Company have heretofore entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of July 26, 2016, in connection with the issuance of Common Stock pursuant to the Plan;
WHEREAS, on February 24, 2017, the Company and certain holders of Common Stock of the Company entered into Amendment No. 1 (“Amendment No. 1”) to the Registration Rights Agreement;
WHEREAS, Section 13 of the Registration Rights Agreement states that the Registration Rights Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of the Registration Rights Agreement may be waived, only by a written instrument, (a) signed by (i) the Company, and (ii) the Holders of at least 20% of the Registrable Securities; provided, that no provision of the Registration Rights Agreement shall be modified or amended in a manner that is disproportionately and materially adverse to any Holder, without the prior written consent of such Holder, as applicable, or (b) in the case of a waiver, by the party hereto waiving compliance;

WHEREAS, the Required Parties hold at least 20% of the Registrable Securities; and
WHEREAS, the parties hereto desire to amend the Registration Rights Agreement in the manner set forth below.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms. As used in this Amendment, terms defined in the Registration Rights Agreement or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Amendment refer to this Amendment as a whole and not to any particular section hereof.
Section 2. Amendment to the Registration Rights Agreement. As of the date hereof, Section 10(b) of the Registration Rights Agreement, as amended and restated by Amendment No. 1, is hereby amended and restated as follows:
“Conference Calls. The Company will arrange and participate in quarterly conference calls to discuss its results of operations no later than three business days following that date on which each of the quarterly and annual reports are made available as provided in Section 10(a) of this Agreement; provided that the Company may limit the information made available during such conference calls to the extent the Company determines, in its sole discretion, that such information (x) would not be material to Holders or to the business, assets, operations or financial positions of the Company and its subsidiaries, taken as a whole, or (y) would otherwise cause material competitive harm to the business, assets, operations, financial position or prospects of the Company and its subsidiaries, taken as a whole; and provided further that (i) no such conference call shall be required in connection with the financial statements and management discussion and analysis for any accounting period prior to the fiscal quarter ended March 31, 2018, and (ii) no conference call shall be required in connection with the financial statements and management discussion and analysis for the fiscal quarter ended September 30, 2017 or any subsequent accounting period if the Company has an effective Registration Statement on either Form S-1 or S-3 on file with the Commission. The Company will provide on its public website (or through a public announcement or such other medium as the Company may use at the time) dial-in conference call information and presentations or materials referred to on such calls, if any, substantially concurrently with the posting of such reports as provided for in Section 10(a) of this Agreement.”
Section 3. Ratification of Registration Rights Agreement; Amendment Part of Registration Rights Agreement. Except as expressly amended hereby, the Registration Rights Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Registration Rights Agreement for all purposes, and every Holder shall be bound hereby.
Section 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 5. Counterparts. The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.
Section 6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CONTURA ENERGY, INC.
By:	/s/ Mark M. Manno
Name: Mark M. Manno
Title: EVP, General Counsel, Secretary & CPO

[Signature Page to Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

1992 Tactical Credit Master Fund, L.P. By: Highbridge Capital Management, LLC, as Trading Manager
By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

1992 MSF International Ltd. By: Highbridge Capital Management, LLC, as Trading Manager
By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BlueMountain Foinaven Master Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Equity Alternatives Master Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Guadalupe Peak Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment to Registration Rights Agreement]

BlueMountain Logan Opportunities Master Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Montenvers Master SCA SICAV- SIF By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Kicking Horse Fund L.P. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

BlueMountain Timberline Ltd. By: BlueMountain Capital Management, LLC, its investment manager
By:	/s/ David M. O’Mara
Name: David M. O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment to Registration Rights Agreement]